UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

Kingfish Holding Corporation
(Exact name of registrant as specified in charter)

Delaware	000-52375	20-4838580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 62nd Street Circle East, Bradenton, Florida	34208
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 487-3653

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in previous filings made by Kingfish Holding Corporation (the “Company”), on April 19, 2024 (the “Closing Date”), the Company and Renovo Resource Solutions, Inc., a Florida corporation (“Renovo”), consummated a merger transaction pursuant to which Renovo was merged with and into the Company (the “Merger”), with the Company being the legal successor or surviving corporation in the Merger (the “Closing”). As part of the Closing, the Company assumed indebtedness of Renovo owed to third parties (the “Renovo Affiliated Debt”) as well as a security interest on Renovo’s assets related to indebtedness owed by 6 LLC, a Florida limited liability company, (“6 LLC”) to third parties (the “6 LLC Affiliated Debt”). In addition to the Renovo Affiliated Debt and the 6 LLC Affiliated Debt, the Company had also received debt financing from Mr. James K. Toomey, a director of the Company, prior to the Merger (the “Kingfish Affiliated Debt” and together with the Renovo Affiliated Debt and the 6 LLC Affiliated Debt, the “Affiliated Debt”).

The Renovo Affiliated Debt and the 6 LLC Affiliated Debt consists of loans made to the Company, Renovo, and 6 LLC, respectively, by James K. Toomey, Lori M. Toomey, and Kristen Toomey, and their affiliated entities, including Conch and Shell Holdings, Inc., AMI Holdings, Inc., and Passing Through, LLC (the “Toomey Debtholders”). Jim and Lori Toomey are directors of the Company and Kristen Toomey is their adult daughter and a shareholder of the Company’s common stock. Each of Jim, Lori, and Kristen Toomey is also an owner in 6 LLC.

All of the Affiliate Debt was set to mature on December 31, 2024. Accordingly, each of the Toomey Debtholders agreed with the Company and 6 LLC, respectively, on December 31, 2024 to amend the maturity dates of all of the Affiliated Debt to December 31, 2025 with no other changes being made. For ease of reference, set forth below is a list of the Affiliate Debt for which the maturity date has been revised to December 31, 2025.

Kingfish Affiliated Debt

•	Promissory Note, dated February 1, 2021 in favor of James K. Toomey in the principal amount of $130,000
•	Promissory Note, dated March 7, 2022 in favor of James K. Toomey in the principal amount of $50,000.

The foregoing description of the Kingfish Affiliated Debt extensions does not purport to be complete and is qualified in its entirety by reference to the complete text of the relevant amendments, copies of which are filed as Exhibits 10.26 and 10.27, respectively, to this Current Report on Form 8-K and incorporated into this Form 8-K by reference.

Renovo Affiliated Debt

•	Promissory Note dated July 1, 2016 in favor of Passing Through, LLC in the principal amount of $600,000 with Renovo as Borrower (as amended).
•	Promissory Note dated November 20, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $250,000 with Renovo as Borrower (as amended).
•	Promissory Note dated November 20, 2018 in favor of James K. Toomey, Lori Toomey, and Kristen Toomey in the principal amount of $365,000 with Renovo as Borrower (as amended.

The foregoing description of the Renovo Affiliated Debt extensions does not purport to be complete and is qualified in its entirety by reference to the complete text of the relevant amendments, copies of which are filed as Exhibits 10.28 through 10.30, respectively, to this Current Report on Form 8-K and incorporated into this Form 8-K by reference.

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6 LLC Affiliated Debt

•	Promissory Note dated September 24, 2014 in favor of James K. Toomey in the principal amount of $100,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated September 29, 2014 in favor of the Loriann Marie Toomey Rev. Trust u/a 12/08/03 in the principal amount of $300,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated December 5, 2014 in favor of the Loriann Marie Toomey Rev. Trust u/a 12/08/03 in the principal amount of $500,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated May 15, 2016 in favor of James K. Toomey and Lori Toomey in the principal amount of $50,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated July 1, 2016 in favor of Passing Through, LLC in the principal amount of $200,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated November 16, 2016 in favor of Passing Through, LLC in the principal amount of $100,000 with 6 LLC as Borrower (as amended).
•	Bridge Loan dated February 20, 2017 in favor of Lori Toomey, AMI Holdings, Inc., and Conch and Shell Holdings, Inc. in the principal amount of $225,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated March 26, 2018 in favor of Passing Through, LLC in the principal amount of $100,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated March 26, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $100,000 with 6 LLC as Borrower (as amended).
•	Promissory Note dated November 18, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $250,000 with 6 LLC as Borrower (as amended).

The foregoing description of the 6 LLC Affiliated Debt extensions does not purport to be complete and is qualified in its entirety by reference to the complete text of the relevant amendments, copies of which are filed as Exhibits 10.31 through 10.40, respectively, to this Current Report on Form 8-K and incorporated into this Form 8-K by reference.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.26

Second Amendment to Promissory Note, dated December 31, 2024 by and between Kingfish Holding Corporation and James K. Toomey, amending that certain Promissory Note, dated February 1, 2021 in favor of James K. Toomey in the principal amount of $130,000.

10.27

Amendment to Promissory Note, dated December 31, 2024 by and between Kingfish Holding Corporation and James K. Toomey, amending that certain Promissory Note, dated March 7, 2022 in favor of James K. Toomey in the principal amount of $50,000.

10.28

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between Kingfish Holding Corporation and Passing Through, LLC, amending that certain Promissory Note dated July 1, 2016 in favor of Passing Through, LLC in the principal amount of $600,000 with Renovo as Borrower (as amended).

10.29

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between Kingfish Holding Corporation and Conch and Shell Holdings, Inc., amending that certain Promissory Note dated November 20, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $250,000 with Renovo as Borrower (as amended).

10.30

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between Kingfish Holding Corporation and James K. Toomey, Lori Toomey, and Kristen Toomey, amending that certain Promissory Note dated November 20, 2018 in favor of James K. Toomey, Lori Toomey, and Kristen Toomey in the principal amount of $365,000 with Renovo as Borrower (as amended).

10.31

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and James K. Toomey, amending that certain Promissory Note dated September 24, 2014 in favor of James K. Toomey in the principal amount of $100,000 with 6 LLC as Borrower (as amended).

10.32

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Loriann Marie Toomey Rev. Trust u/a 12/08/03, amending that certain Promissory Note dated September 29, 2014 in favor of the Loriann Marie Toomey Rev. Trust u/a 12/08/03 in the principal amount of $300,000 with 6 LLC as Borrower (as amended).

10.33

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Loriann Marie Toomey Rev. Trust u/a 12/08/03, amending that certain Promissory Note dated December 5, 2014 in favor of the Loriann Marie Toomey Rev. Trust u/a 12/08/03 in the principal amount of $500,000 with 6 LLC as Borrower (as amended).

10.34

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and James K. Toomey and Lori Toomey, amending that certain Promissory Note dated May 15, 2016 in favor of James K. Toomey and Lori Toomey in the principal amount of $50,000 with 6 LLC as Borrower (as amended).

10.35

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Passing Through, LLC, amending that certain Promissory Note dated July 1, 2016 in favor of Passing Through, LLC in the principal amount of $200,000 with 6 LLC as Borrower (as amended).

10.36

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Passing Through, LLC, amending that certain Promissory Note dated November 16, 2016 in favor of Passing Through, LLC in the principal amount of $100,000 with 6 LLC as Borrower (as amended).

10.37

Loan Modification Agreement to Bridge Loan, dated December 31, 2024 by and between 6 LLC and Lori Toomey, AMI Holdings, Inc., and Conch and Shell Holdings, Inc., amending that certain Bridge Loan dated February 20, 2017 in favor of Lori Toomey, AMI Holdings, Inc., and Conch and Shell Holdings, Inc. in the principal amount of $225,000 with 6 LLC as Borrower (as amended).

10.38

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Passing Through, LLC, amending that certain Promissory Note dated March 26, 2018 in favor of Passing Through, LLC in the principal amount of $100,000 with 6 LLC as Borrower (as amended).

10.39

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Conch and Shell Holdings, Inc., amending that certain Promissory Note dated March 26, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $100,000 with 6 LLC as Borrower (as amended).

10.40

Loan Modification Agreement to Promissory Note, dated December 31, 2024 by and between 6 LLC and Conch and Shell Holdings, Inc., amending that certain Promissory Note dated November 18, 2018 in favor of Conch and Shell Holdings, Inc. in the principal amount of $250,000 with 6 LLC as Borrower (as amended).

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGFISH HOLDING CORPORATION

Date: January 7, 2025	By:	/s/ Ted Sparling
Ted Sparling
President and Chief Executive Officer

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